Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Van Dafoe, the Senior Vice-President and Chief Financial Officer of South Bow Corporation (the “Company”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, in connection with the Company’s report on Form 6-K for the period ended September 30, 2024 with the Securities and Exchange Commission (the “Report”), that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2024

/s/ Van Dafoe
Van Dafoe
Senior Vice-President and
Chief Financial Officer (Principal Financial Officer)